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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01466

                                 Pioneer Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2016 through June 30, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                         Pioneer Fund

--------------------------------------------------------------------------------
                         Semiannual Report | June 30, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A    PIODX
                         Class C    PCODX
                         Class R    PIORX
                         Class Y    PYODX

                         [LOGO] PIONEER
                                Investments(R)
                         visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Trustees, Officers and Service Providers                                      40

                                    Pioneer Fund | Semiannual Report | 6/30/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Fund | Semiannual Report | 6/30/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes.
Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
June 30, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                    Pioneer Fund | Semiannual Report | 6/30/16 3

Portfolio Management Discussion | 6/30/16

In the following discussion, John A. Carey, Jeff Kripke, and Walter Hunnewell, Jr., discuss the market environment during the six-month period ended June 30, 2016, and Pioneer Fund's performance during the period. Mr. Carey, Executive Vice President and a portfolio manager at Pioneer, Mr. Kripke, a senior vice president and a portfolio manager at Pioneer, and Mr. Hunnewell, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Pioneer Fund.

Q    How did the Fund perform during the six-month period ended June 30, 2016?

A Pioneer Fund's Class A shares returned 3.08% at net asset value during the six-month period ended June 30, 2016, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 3.82%. During the same period, the average return of the 891 mutual funds in Lipper's Large- Cap Core Funds category was 2.21%, and the average return of the 1,587 mutual funds in Morningstar's Large Blend Funds category was 2.16%.

Q How would you describe the investment environment for equities during the six-month period ended June 30, 2016?

A The six-month period ended June 30, 2016, saw, first, a steep decline in US stocks as measured by the Fund's benchmark, the S&P 500, up until the middle of February 2016, then a strong recovery almost right through the end of June.

     Many factors drove the markets ebbs and flows. During the first six weeks of the period, investors fretted over the falling price of oil and other commodities, weakening corporate earnings and economic numbers, a reported economic slowdown in China, and out-and-out distress in Brazil, among other countries. Disappointing capital spending and consumer activity in the US, piling-up inventories, and a Federal Reserve (Fed) that seemed determined to raise interest rates in spite of the signs of possible recession also helped drive market volatility. Following its move to raise interest rates, even though an ever-so-mild one (0.25%), on December 16, 2015, the Fed watched with growing concern as the bottom seemed to fall out of the markets and by February was already backpedaling and sounding more tentative with respect to its further rate-hiking plans.

4 Pioneer Fund | Semiannual Report | 6/30/16

     Meanwhile, the strengthening US dollar, set on its upward course by expectations of higher interest rates, had contributed to a plunge in the commodities markets and widespread concern in the natural-resources-dependent emerging markets in particular. In the middle of February, however, just when the doomsayers had convinced many that there was no downward limit, the markets snapped back as investors finally absorbed and acknowledged the likelihood that the Fed would not raise rates dramatically, if much further at all. Commodities, including oil, proved not to have limitless downside, and the US dollar proved not to have limitless upside. In addition, Chinese officials sounded more determined about stimulating that nation's economy, and even Europe appeared to have some prospect for resumed economic growth.

     The market rally lasted from mid-February right up to June 23, when voters in the United Kingdom (UK) chose the "leave" option in the so-called "Brexit" referendum to determine whether the UK should part ways with the European Union. The fallout from the Brexit decision was swift, as the markets sold-off sharply in the first two days after the vote; however, just as quickly as the markets declined, they bounced back over the final few days of the six-month period and regained just about all Brexit-caused losses.

     As investors came back to stocks (and bonds, too) in a hurry over the final four months of the period, the most pronounced gains were in the value names, the more cyclical and economically-sensitive companies whose share prices had been the most battered during the previous months of economic pessimism. To illustrate, by the end of the six-month period, the Funds's benchmark, the S&P 500, was in solidly positive territory, returning 3.82%, but that number was easily surpassed by the robust 6.30% six-month return of the Russell 1000 Value Index.

Q What were the main reasons for the Fund's slight underperformance of the S&P 500 during the six-month period ended June 30, 2016?

A The main drags on the Fund's benchmark-relative performance during the six-month period were an underweight to the top-performing telecom services sector, an overweight to health care, which generated only a modest positive return during the period, and negative stock selection results in financials and information technology.

                                    Pioneer Fund | Semiannual Report | 6/30/16 5

     In health care, the Fund was overweight to large pharmaceuticals firms, which struggled during the period due to political rhetoric about drug pricing on the presidential campaign trail, and a general slump in biotech stocks. We maintained a portfolio underweight to telecom services due to expectations of higher interest rates. Telecom, however, ended up being the best-performing sector in the S&P 500 over the six months, directly benefiting from the Fed's "lower for longer" stance on interest rates as the period progressed.

     Stock selection in financials was the biggest detractor from the Fund's benchmark-relative returns during the period, with the underperformance coming mainly from bank stocks such as Bank of America (the biggest overall detractor from relative performance) and PNC Financial Services. The Fed's lack of action on interest rates hurt the performance of large banks, as they tend to do well during rising-rate environments, and not so well under low-rate conditions.

     Finally, in information technology, the Fund's stock selection results lagged the benchmark as shares of both Alphabet and Microsoft - each a top 10 position in the Fund's portfolio - declined over the period on valuation concerns as well as investors' general shift from growth stocks to value names that characterized the post-February market surge.

Q Which investment decisions or individual positions benefited the Fund's benchmark-relative performance during the six-month period ended June 30, 2016?

A Stock selection results in consumer discretionary and health care were the biggest positive contributors to the Fund's benchmark-relative performance during the six-month period.

     In consumer discretionary, the Fund's shares of retailer Dollar General was the top contributor to relative results. Dollar General benefited from solid same-store sales comparisons during the period. Off-price retailers have done well in the current economic environment, as stores catering to low-end consumers are faring better than those serving high-end consumers; in addition, most off-price retailers do not have to deal with competition from the internet, which has hurt the prospects for other retail firms (like Macy's, and others). Dollar General's shareholder-friendly management team has also boosted its favorability among market participants.

6 Pioneer Fund | Semiannual Report | 6/30/16

     In health care, the biggest contributors to the Fund's benchmark-relative returns were a large position in Pfizer as well as not owning Allergan. Going into the period, the fate of the two stocks had been intertwined, as Pfizer was trying to acquire Allergan and the pending deal was putting pressure on Pfizer's stock price. The deal fell through during the six-month period, which had the effect of hurting Allergan's stock price and helping Pfizer's. Thus, the Fund's relative performance benefited in both cases. In addition, investors are beginning to look favorably upon Pfizer's drug pipeline, which appears attractive.

     Finally, while the Fund's results against the S&P 500 in the utilities sector were flat, essentially, for the six-month period, the largest overall contributor to benchmark-relative returns was a portfolio holding in the sector: American Electric Power (AEP). AEP is a good "bond proxy" stock in the current low-rate environment. Its growth is not economically sensitive (or gross-domestic-product-dependent). Along with other utilities and telecom stocks, the market views AEP as a sort of "safe haven" in the current economic environment. We originally bought shares of AEP because of growth in the company's dividend* yield.

Q What were some of the names added to or subtracted from the Fund's portfolio during the six-month period ended June 30, 2016?

A During the period, we purchased shares of railroad CSX (industrials sector) as part of our general theme of increasing the portfolio's railroad positions. In materials, we increased the size of the Fund's existing position in Dow Chemical and added fertilizer company Agrium to the portfolio during the period. In the consumer sectors, we added shares of Tiffany (consumer discretionary), and in information technology, we established a position in Oracle. Meanwhile, in financials, we sold the Fund's shares of Morgan Stanley, while adding Goldman Sachs.

Q Did the Fund hold any derivatives during the six-month period ended June 30, 2016?

A No. We held no derivative positions in the Fund's portfolio during the period.

*    Dividends are not guaranteed.

                                    Pioneer Fund | Semiannual Report | 6/30/16 7

Q What is your outlook as the second half of 2016 gets underway, and how was the Fund positioned as of June 30, 2016?

A We expect equity markets to remain volatile for the remainder of 2016, due to concerns about the Brexit vote in the UK, sluggish global economic growth, US presidential politics, and geopolitical pressures. Despite the current turmoil, however, we remain positive, as we believe monetary and fiscal policies of central banks and governments will provide economic and market stimulus.

     During the six-month period, we evened out the portfolio's sector weightings versus the S&P 500, while taking a more cyclical stance. We took down the overweight in health care during the period and have been adding some telecom and utilities stocks given the "lower for longer" interest-rate stance by the Fed as well as increased monetary stimulus from other central banks. The prospect that a new US president might increase domestic/infrastructure spending in 2017 is another factor driving our additions in those sectors.

     As of June 30, 2016, the Fund's largest overweight versus the S&P 500 was in the health care sector, despite our reduction of the overweight during the period. The largest Fund underweight as of period end was in financials.

     We should add that sector weights are largely the result of our bottom-up stock-picking process, which remains the Fund's key performance driver. There are many "unknowns" in the market right now, but we will continue to follow our usual path of seeking to own shares of high-quality, dividend-paying companies with shareholder-friendly managements (in the form of share buybacks and dividend increases), that have primary exposure to US markets, and that we believe can sustain earnings growth in any economic environment.

8 Pioneer Fund | Semiannual Report | 6/30/16

     Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                    Pioneer Fund | Semiannual Report | 6/30/16 9

Portfolio Summary | 6/30/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         95.2%
International Common Stocks                                                 4.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     19.8%
Health Care                                                                16.8%
Financials                                                                 13.0%
Consumer Staples                                                           11.8%
Consumer Discretionary                                                     10.5%
Industrials                                                                 9.7%
Energy                                                                      7.4%
Utilities                                                                   4.2%
Materials                                                                   3.9%
Telecommunications Services                                                 2.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

   1.   Chevron Corp.                                                      4.41%
--------------------------------------------------------------------------------
   2.   American Electric Power Co., Inc.                                  4.21
--------------------------------------------------------------------------------
   3.   Pfizer, Inc.                                                       4.18
--------------------------------------------------------------------------------
   4.   Microsoft Corp.                                                    3.78
--------------------------------------------------------------------------------
   5.   General Electric Co.                                               3.64
--------------------------------------------------------------------------------
   6.   Alphabet, Inc. (Class A)                                           3.57
--------------------------------------------------------------------------------
   7.   The Home Depot, Inc.                                               3.04
--------------------------------------------------------------------------------
   8.   CVS Health Corp.                                                   2.65
--------------------------------------------------------------------------------
   9.   Wells Fargo & Co.                                                  2.65
--------------------------------------------------------------------------------
  10.   Medtronic PLC                                                      2.54
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fund | Semiannual Report | 6/30/16

Prices and Distributions | 6/30/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        6/30/16                        12/31/15
--------------------------------------------------------------------------------
          A                            $32.74                          $31.92
--------------------------------------------------------------------------------
          C                            $29.94                          $29.20
--------------------------------------------------------------------------------
          R                            $32.86                          $32.04
--------------------------------------------------------------------------------
          Y                            $33.02                          $32.18
--------------------------------------------------------------------------------

Distributions per Share: 1/1/16-6/30/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment          Short-Term           Long-Term
         Class           Income             Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.1600                $  --               $ --
--------------------------------------------------------------------------------
          C             $0.0400                $  --               $ --
--------------------------------------------------------------------------------
          R             $0.1000                $  --               $ --
--------------------------------------------------------------------------------
          Y             $0.2000                $  --               $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad US stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                                   Pioneer Fund | Semiannual Report | 6/30/16 11

Performance Update | 6/30/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
              Net      Public
              Asset    Offering   S&P
              Value    Price      500
Period        (NAV)    (POP)      Index
--------------------------------------------------------------------------------
10 years      5.72%     5.09%      7.42%
5 years       8.72      7.44      12.09
1 year        2.00     -3.86       3.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
              0.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Fund             S&P 500 Index
6/06                    $ 9,425                  $10,000
6/07                    $11,321                  $12,057
6/08                    $ 9,907                  $10,476
6/09                    $ 7,313                  $ 7,732
6/10                    $ 8,216                  $ 8,847
6/11                    $10,820                  $11,562
6/12                    $10,338                  $12,189
6/13                    $12,353                  $14,698
6/14                    $15,409                  $18,312
6/15                    $16,115                  $19,670
6/16                    $16,437                  $20,453

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Fund | Semiannual Report | 6/30/16

Performance Update | 6/30/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                                     S&P
                      If            If               500
Period                Held          Redeemed         Index
--------------------------------------------------------------------------------
10 years              4.90%         4.90%             7.42%
5 years               7.87          7.87             12.09
1 year                1.20          1.20              3.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                     Gross
--------------------------------------------------------------------------------
                     1.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                             Pioneer Fund                S&P 500 Index
6/06                         $10,000                     $10,000
6/07                         $11,916                     $12,057
6/08                         $10,346                     $10,476
6/09                         $ 7,579                     $ 7,732
6/10                         $ 8,448                     $ 8,847
6/11                         $11,040                     $11,562
6/12                         $10,465                     $12,189
6/13                         $12,408                     $14,698
6/14                         $15,359                     $18,312
6/15                         $15,934                     $19,670
6/16                         $16,126                     $20,453

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                   Pioneer Fund | Semiannual Report | 6/30/16 13

Performance Update | 6/30/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                     Net
                                     Asset                S&P
                                     Value                500
Period                               (NAV)                Index
--------------------------------------------------------------------------------
10 years                             5.43%                7.42%
5 years                              8.36                12.09
1 year                               1.62                 3.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Fund                S&P 500 Index
6/06                          $10,000                     $10,000
6/07                          $11,994                     $12,057
6/08                          $10,480                     $10,476
6/09                          $ 7,727                     $ 7,732
6/10                          $ 8,654                     $ 8,847
6/11                          $11,356                     $11,562
6/12                          $10,822                     $12,189
6/13                          $12,897                     $14,698
6/14                          $16,021                     $18,312
6/15                          $16,699                     $19,670
6/16                          $16,970                     $20,453

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Fund | Semiannual Report | 6/30/16

Performance Update | 6/30/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2016)
--------------------------------------------------------------------------------
                                    Net
                                    Asset                S&P
                                    Value                500
Period                              (NAV)                Index
--------------------------------------------------------------------------------
10 years                            6.12%                 7.42%
5 years                             9.08                 12.09
1 year                              2.29                  3.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                 Gross
--------------------------------------------------------------------------------
                 0.68%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                              Pioneer Fund                S&P 500 Index
6/06                          $5,000,000                  $ 5,000,000
6/07                          $6,029,426                  $ 6,028,683
6/08                          $5,296,946                  $ 5,238,137
6/09                          $3,930,721                  $ 3,865,915
6/10                          $4,436,394                  $ 4,423,714
6/11                          $5,864,693                  $ 5,780,898
6/12                          $5,624,796                  $ 6,094,683
6/13                          $6,744,930                  $ 7,349,192
6/14                          $8,438,954                  $ 9,155,848
6/15                          $8,852,263                  $ 9,834,744
6/16                          $9,055,400                  $10,226,636

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                   Pioneer Fund | Semiannual Report | 6/30/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on actual returns from January 1, 2016 through June 30, 2016.

--------------------------------------------------------------------------------
 Share Class                A            C                R             Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00     $1,000.00       $1,000.00     $1,000.00
Value on 1/1/16
--------------------------------------------------------------------------------
Ending Account         $1,030.80     $1,026.80       $1,028.80     $1,032.40
Value on 6/30/16
--------------------------------------------------------------------------------
Expenses Paid          $    5.00     $    9.07       $    7.11     $    3.59
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.99%, 1.80%, 1.41%, and 0.71%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16 Pioneer Fund | Semiannual Report | 6/30/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2016 through June 30, 2016.

--------------------------------------------------------------------------------
Share Class                 A            C                R             Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00     $1,000.00       $1,000.00     $1,000.00
Value on 1/1/16
--------------------------------------------------------------------------------
Ending Account         $1,019.94     $1,015.91       $1,017.85     $1,021.33
Value on 6/30/16
--------------------------------------------------------------------------------
Expenses Paid          $    4.97     $    9.02       $    7.07     $    3.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.99%, 1.80%, 1.41%, and 0.71%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                   Pioneer Fund | Semiannual Report | 6/30/16 17

Schedule of Investments | 6/30/16 (unaudited)

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
               COMMON STOCKS -- 99.2%
               ENERGY -- 7.4%
               Oil & Gas Equipment & Services -- 1.5%
   877,000     Schlumberger, Ltd.                                 $   69,353,160
--------------------------------------------------------------------------------
               Integrated Oil & Gas -- 4.4%
 1,952,000     Chevron Corp.                                      $  204,628,160
--------------------------------------------------------------------------------

               Oil & Gas Exploration & Production -- 1.2%
   695,000     EOG Resources, Inc.                                $   57,976,900
--------------------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 0.3%
   175,500     Phillips 66                                        $   13,924,170
                                                                  --------------
               Total Energy                                       $  345,882,390
--------------------------------------------------------------------------------
               MATERIALS -- 4.0%
               Diversified Chemicals -- 1.8%
 1,646,000     The Dow Chemical Co.                               $   81,822,660
--------------------------------------------------------------------------------
               Fertilizers & Agricultural Chemicals -- 0.8%
   433,500     Agrium, Inc.                                       $   39,197,070
--------------------------------------------------------------------------------
               Specialty Chemicals -- 1.4%

   504,292     Ecolab, Inc.                                       $   59,809,031
    44,000     The Valspar Corp.                                       4,753,320
                                                                  --------------
                                                                  $   64,562,351
                                                                  --------------
               Total Materials                                    $  185,582,081
--------------------------------------------------------------------------------
               CAPITAL GOODS -- 7.3%
               Aerospace & Defense -- 0.6%
   231,100     Honeywell International, Inc.                      $   26,881,552
--------------------------------------------------------------------------------
               Industrial Conglomerates -- 3.6%
 5,365,637     General Electric Co.                               $  168,910,253
--------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.5%
   418,000     PACCAR, Inc.                                       $   21,681,660
--------------------------------------------------------------------------------
               Industrial Machinery -- 2.6%
   714,500     Illinois Tool Works, Inc.                          $   74,422,320
   753,600     Ingersoll-Rand Plc                                     47,989,248
                                                                  --------------
                                                                  $  122,411,568
                                                                  --------------
               Total Capital Goods                                $  339,885,033
--------------------------------------------------------------------------------
               TRANSPORTATION -- 2.4%
               Railroads -- 2.4%
 2,085,000     CSX Corp.                                          $   54,376,800
   687,500     Union Pacific Corp.                                    59,984,375
                                                                  --------------
                                                                  $  114,361,175
                                                                  --------------
               Total Transportation                               $  114,361,175
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fund | Semiannual Report | 6/30/16

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
               MEDIA -- 2.8%
               Broadcasting -- 0.9%
   654,500     Scripps Networks Interactive, Inc.                 $   40,755,715
--------------------------------------------------------------------------------
               Movies & Entertainment -- 1.8%
   850,783     The Walt Disney Co.                                $   83,223,593
--------------------------------------------------------------------------------
               Publishing -- 0.1%
    95,000     John Wiley & Sons, Inc. (Class A)                  $    4,957,100
                                                                  --------------
               Total Media                                        $  128,936,408
--------------------------------------------------------------------------------
               RETAILING -- 7.7%
               General Merchandise Stores -- 1.8%
   891,500     Dollar General Corp.*                              $   83,801,000
--------------------------------------------------------------------------------
               Apparel Retail -- 2.0%
   165,000     Ross Stores, Inc.                                  $    9,353,850
 1,092,500     The TJX Companies, Inc.                                84,373,775
                                                                  --------------
                                                                  $   93,727,625
--------------------------------------------------------------------------------
               Home Improvement Retail -- 3.0%
 1,106,208     The Home Depot, Inc.                               $  141,251,700
--------------------------------------------------------------------------------
               Specialty Stores -- 0.9%
   725,900     Tiffany & Co.                                      $   44,018,576
                                                                  --------------
               Total Retailing                                    $  362,798,901
--------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING -- 3.1%
               Drug Retail -- 2.6%
 1,285,000     CVS Health Corp.                                   $  123,025,900
--------------------------------------------------------------------------------
               Food Retail -- 0.5%
   630,400     Whole Foods Market, Inc.                           $   20,185,408
                                                                  --------------
               Total Food & Staples Retailing                     $  143,211,308
--------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 8.1%
               Soft Drinks -- 3.3%
   392,823     Dr. Pepper Snapple Group, Inc.                     $   37,958,486
 2,560,000     The Coca-Cola Co.                                     116,044,800
                                                                  --------------
                                                                  $  154,003,286
--------------------------------------------------------------------------------
               Packaged Foods & Meats -- 4.8%
 1,110,000     Campbell Soup Co.                                  $   73,848,300
 1,102,000     General Mills, Inc.                                    78,594,640
   651,985     The Hershey Co.                                        73,993,778
                                                                  --------------
                                                                  $  226,436,718
                                                                  --------------
               Total Food, Beverage & Tobacco                     $  380,440,004
--------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
               Household Products -- 0.5%
   183,944     The Clorox Co.                                     $   25,456,010
                                                                  --------------
               Total Household & Personal Products                $   25,456,010
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                   Pioneer Fund | Semiannual Report | 6/30/16 19

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 6.6%
               Health Care Equipment -- 5.6%
   670,000     Abbott Laboratories                                $   26,337,700
   449,863     Becton Dickinson and Co.                               76,292,266
   175,004     CR Bard, Inc.                                          41,153,941
 1,358,948     Medtronic PLC                                         117,915,918
                                                                  --------------
                                                                  $  261,699,825
--------------------------------------------------------------------------------
               Managed Health Care -- 1.0%
   386,300     Aetna, Inc.                                        $   47,178,819
                                                                  --------------
               Total Health Care Equipment & Services             $  308,878,644
--------------------------------------------------------------------------------
               PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
               SCIENCES -- 10.1%
               Biotechnology -- 2.3%
   676,326     AbbVie, Inc.                                       $   41,871,343
   652,000     Celgene Corp.*                                         64,306,760
                                                                  --------------
                                                                  $  106,178,103
--------------------------------------------------------------------------------
               Pharmaceuticals -- 6.6%
   435,446     Eli Lilly & Co.                                    $   34,291,372
 5,509,836     Pfizer, Inc.                                          194,001,326
 1,691,000     Zoetis, Inc.                                           80,254,860
                                                                  --------------
                                                                  $  308,547,558
--------------------------------------------------------------------------------
               Life Sciences Tools & Services -- 1.2%
   393,000     Thermo Fisher Scientific, Inc.                     $   58,069,680
                                                                  --------------
               Total Pharmaceuticals, Biotechnology &
               Life Sciences                                      $  472,795,341
--------------------------------------------------------------------------------
               BANKS -- 6.6%
               Diversified Banks -- 4.9%
 2,595,000     US Bancorp                                         $  104,656,350
 2,598,318     Wells Fargo & Co.                                     122,978,391
                                                                  --------------
                                                                  $  227,634,741
--------------------------------------------------------------------------------
               Regional Banks -- 1.7%
 1,000,000     The PNC Financial Services Group, Inc.             $   81,390,000
                                                                  --------------
               Total Banks                                        $  309,024,741
--------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 1.7%
               Asset Management & Custody Banks -- 0.0%
     5,000     State Street Corp.                                 $      269,600
--------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 1.7%
   540,300     The Goldman Sachs Group, Inc.                      $   80,277,774
                                                                  --------------
               Total Diversified Financials                       $   80,547,374
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fund | Semiannual Report | 6/30/16

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
               INSURANCE -- 4.6%
               Multi-line Insurance -- 1.4%
 1,506,000     The Hartford Financial Services Group, Inc.        $   66,836,280
--------------------------------------------------------------------------------
               Property & Casualty Insurance -- 3.2%
   702,500     Chubb, Ltd.                                        $   91,823,775
   484,899     The Travelers Companies, Inc.                          57,722,377
                                                                  --------------
                                                                  $  149,546,152
                                                                  --------------
               Total Insurance                                    $  216,382,432
--------------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 15.8%
               Internet Software & Services -- 6.5%
   235,400     Alphabet, Inc. (Class A)                           $  165,610,962
    49,264     Alphabet, Inc. (Class C)                               34,095,614
   910,000     eBay, Inc.*                                            21,303,100
   738,993     Facebook, Inc.*                                        84,452,120
                                                                  --------------
                                                                  $  305,461,796
--------------------------------------------------------------------------------
               Data Processing & Outsourced Services -- 3.6%
   553,700     Automatic Data Processing, Inc.                    $   50,868,419
   437,780     Fiserv, Inc.*                                          47,599,819
   953,214     Visa, Inc.                                             70,699,882
                                                                  --------------
                                                                  $  169,168,120
--------------------------------------------------------------------------------
               Systems Software -- 5.7%
   548,000     Check Point Software Technologies, Ltd.*           $   43,664,640
 3,430,000     Microsoft Corp.                                       175,513,100
 1,103,000     Oracle Corp.                                           45,145,790
                                                                  --------------
                                                                  $  264,323,530
                                                                  --------------
               Total Software & Services                          $  738,953,446
--------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.4%
               Computer Storage & Peripherals -- 2.4%
 1,160,000     Apple, Inc.                                        $  110,896,000
                                                                  --------------
               Total Technology Hardware & Equipment              $  110,896,000
--------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.5%
               Semiconductors -- 1.5%
 1,263,000     Analog Devices, Inc.                               $   71,536,320
                                                                  --------------
               Total Semiconductors & Semiconductor Equipment     $   71,536,320
--------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 2.4%
               Integrated Telecommunication Services -- 2.4%
 2,565,000     AT&T, Inc.                                         $  110,833,650
                                                                  --------------
               Total Telecommunication Services                   $  110,833,650
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                   Pioneer Fund | Semiannual Report | 6/30/16 21

--------------------------------------------------------------------------------
Shares                                                            Value
--------------------------------------------------------------------------------
               UTILITIES -- 4.2%
               Electric Utilities -- 4.2%
   2,788,000   American Electric Power Co., Inc.                  $  195,410,920
                                                                  --------------
               Total Utilities                                    $  195,410,920
--------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $3,228,573,402)                              $4,641,812,178
--------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 99.2%
               (Cost $3,228,573,402) (a)                          $4,641,812,178
--------------------------------------------------------------------------------
               OTHER ASSETS & LIABILITIES -- 0.8%                 $   37,652,700
--------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                         $4,679,464,878
================================================================================

*   Non-income producing security.

(a) At June 30, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,229,021,200 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                          $1,423,851,467

     Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                             (11,060,489)
                                                                           --------------
     Net unrealized appreciation                                           $1,412,790,978
                                                                           ==============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2016, aggregated $898,891,002 and $1,026,415,099, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fund | Semiannual Report | 6/30/16

The following is a summary of the inputs used as of June 30, 2016, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                Level 1               Level 2          Level 3    Total
--------------------------------------------------------------------------------
Common Stocks   $4,641,812,178        $   --           $   --     $4,641,812,178
Total           $4,641,812,178        $   --           $   --     $4,641,812,178
================================================================================

During the six months ended June 30, 2016, there were no transfers between Levels 1, 2 and 3.

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of June 30, 2016:

--------------------------------------------------------------------------------
                              Level 1    Level 2            Level 3       Total
--------------------------------------------------------------------------------
Assets:
Foreign currencies, at value  $--        $16                $--           $16
--------------------------------------------------------------------------------
Total                         $--        $16                $--           $16
================================================================================

The accompanying notes are an integral part of these financial statements.

                                   Pioneer Fund | Semiannual Report | 6/30/16 23

Statement of Assets and Liabilities | 6/30/16 (unaudited)

ASSETS:
  Investment in securities (cost $3,228,573,402)                                      $4,641,812,178
  Cash                                                                                    21,665,400
  Foreign currency, at value (cost $17)                                                           16
  Receivables --
     Investment securities sold                                                           34,110,717
     Fund shares sold                                                                        260,241
     Dividends                                                                             6,819,485
  Other assets                                                                                60,316
----------------------------------------------------------------------------------------------------
        Total assets                                                                  $4,704,728,353
====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $   22,016,909
     Fund shares repurchased                                                               2,147,835
     Distributions                                                                            22,735
  Due to affiliates                                                                          305,847
  Accrued expenses                                                                           770,149
----------------------------------------------------------------------------------------------------
         Total liabilities                                                            $   25,263,475
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $2,972,768,932
  Undistributed net investment income                                                      2,039,056
  Accumulated net realized gain on investments and foreign
     currency transactions                                                               291,416,835
  Net unrealized appreciation on investments                                           1,413,238,776
  Net unrealized appreciation on other assets and liabilities denominated
     in foreign currencies                                                                     1,279
====================================================================================================
         Total net assets                                                             $4,679,464,878
====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $4,376,668,723/133,675,365 shares)                                $        32.74
  Class C (based on $116,302,896/3,884,142 shares)                                    $        29.94
  Class R (based on $54,625,414/1,662,322 shares)                                     $        32.86
  Class Y (based on $131,867,845/3,993,697 shares)                                    $        33.02
MAXIMUM OFFERING PRICE:
  Class A ($32.74 (divided by) 94.25%)                                                $        34.74
====================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fund | Semiannual Report | 6/30/16

Statement of Operations (unaudited)

For the Six Months Ended 6/30/16

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $120,681)                $ 47,021,202
   Interest                                                                   31,812
----------------------------------------------------------------------------------------------------
            Total investment income                                                     $ 47,053,014
----------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees
      Basic fee                                                         $ 13,654,750
      Performance adjustment                                              (1,473,715)
   Transfer agent fees
      Class A                                                              1,486,176
      Class C                                                                 62,014
      Class R                                                                 29,252
      Class Y                                                                 42,503
   Distribution fees
      Class A                                                              5,313,473
      Class C                                                                595,259
      Class R                                                                133,529
   Shareholder communications expense                                      1,626,110
   Administrative expense                                                  1,222,731
   Custodian fees                                                             28,223
   Registration fees                                                          47,249
   Professional fees                                                          69,013
   Printing expense                                                           19,857
   Fees and expenses of nonaffiliated Trustees                               106,887
   Miscellaneous                                                              52,912
----------------------------------------------------------------------------------------------------
      Total expenses                                                                    $ 23,016,223
----------------------------------------------------------------------------------------------------
          Net investment income                                                         $ 24,036,791
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                       $ 75,589,087
      Other assets and liabilities denominated in foreign currencies           1,473    $ 75,590,560
----------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                       $ 37,511,792
      Other assets and
          liabilities denominated in foreign currencies                        3,127    $ 37,514,919
----------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      class actions and foreign currency transactions                                   $113,105,479
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                 $137,142,270
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                                   Pioneer Fund | Semiannual Report | 6/30/16 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                6/30/16            Year Ended
                                                                (unaudited)        12/31/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   24,036,791     $   42,730,958
Net realized gain (loss) on investments, class actions and
  foreign currency transactions                                     75,590,560        733,954,508
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  37,514,919       (797,076,774)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                       $  137,142,270     $  (20,391,308)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.16 and $0.30 per share, respectively)         $  (21,543,146)    $  (38,787,330)
      Class C ($0.04 and $0.06 per share, respectively)               (161,746)          (286,086)
      Class R ($0.10 and $0.19 per share, respectively)               (168,220)          (318,281)
      Class Y ($0.20 and $0.41 per share, respectively)               (806,088)        (2,496,131)
      Class Z* ($0.00 and $0.19 per share, respectively)                    --             (4,924)
Net realized gain:
      Class A ($0.00 and $4.34 per share, respectively)                     --       (533,679,450)
      Class C ($0.00 and $4.34 per share, respectively)                     --        (17,612,577)
      Class R ($0.00 and $4.34 per share, respectively)                     --         (6,897,102)
      Class Y ($0.00 and $4.34 per share, respectively)                     --        (18,590,278)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                        $  (22,679,200)    $ (618,672,159)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $   79,311,309     $  280,076,226
Reinvestment of distributions                                       21,612,330        584,643,591
Cost of shares repurchased                                        (277,992,920)      (766,407,798)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                $ (177,069,281)    $   98,312,019
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $  (62,606,211)    $ (540,751,448)
NET ASSETS:
Beginning of period                                             $4,742,071,089     $5,282,822,537
--------------------------------------------------------------------------------------------------
End of period                                                   $4,679,464,878     $4,742,071,089
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    2,039,056     $      681,465
==================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fund | Semiannual Report | 6/30/16

------------------------------------------------------------------------------------------------
                                 Six Months    Six Months
                                 Ended         Ended
                                 6/30/16       6/30/16             Year Ended    Year Ended
                                 Shares        Amount              12/31/15      12/31/15
                                 (unaudited)   (unaudited)         Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       2,003,864    $     62,921,189      5,397,097   $  196,161,746
Reinvestment of distributions       642,273          20,716,321     16,921,193      549,990,962
Less shares repurchased          (6,895,915)       (217,183,080)   (14,351,119)    (518,465,862)
------------------------------------------------------------------------------------------------
      Net increase (decrease)    (4,249,778)   $   (133,545,570)     7,967,171   $  227,686,846
================================================================================================
Class C
Shares sold                         173,467    $      4,981,116        898,855   $   29,338,312
Reinvestment of distributions         3,673             108,347        369,787       10,940,138
Less shares repurchased            (735,120)        (21,072,482)    (1,554,463)     (51,493,725)
------------------------------------------------------------------------------------------------
      Net decrease                 (557,980)   $    (15,983,019)      (285,821)  $  (11,215,275)
================================================================================================
Class R
Shares sold                          79,217    $      2,506,075        221,930   $    8,140,801
Reinvestment of distributions         5,097             165,051        216,112        7,033,006
Less shares repurchased            (181,585)         (5,732,729)      (482,255)     (17,453,079)
------------------------------------------------------------------------------------------------
      Net decrease                  (97,271)   $     (3,061,603)       (44,213)  $   (2,279,272)
================================================================================================
Class Y
Shares sold                         280,684    $      8,902,929      1,292,868   $   46,298,709
Reinvestment of distributions        19,113             622,611        505,957       16,674,561
Less shares repurchased          (1,080,938)        (34,004,629)    (4,842,707)    (177,943,823)
------------------------------------------------------------------------------------------------
      Net decrease                 (781,141)   $    (24,479,089)    (3,043,882)  $ (114,970,553)
================================================================================================
Class Z*
Shares sold                              --    $             --          3,644   $      136,658
Reinvestment of distributions            --                  --            132            4,924
Less shares repurchased                  --                  --        (28,230)      (1,051,309)
------------------------------------------------------------------------------------------------
      Net decrease                       --    $             --        (24,454)  $     (909,727)
================================================================================================

* Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                                   Pioneer Fund | Semiannual Report | 6/30/16 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended         Year            Year        Year        Year        Year
                                                      6/30/16       Ended           Ended       Ended       Ended       Ended
                                                      (unaudited)   12/31/15        12/31/14    12/31/13    12/31/12    12/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                  $    31.92    $    36.67      $    39.18  $    32.45  $    38.62  $    40.96
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $     0.17(b) $     0.31(b)   $     0.37  $     0.38  $     0.48  $     0.46
   Net realized and unrealized gain (loss)
      on investments                                        0.81         (0.42)           3.90       10.22        3.14       (2.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $     0.98    $    (0.11)     $     4.27  $    10.60  $     3.62  $    (1.88)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                              $    (0.16)   $    (0.30)     $    (0.36) $    (0.38) $    (0.49) $    (0.46)
   Net realized gain                                          --         (4.34)          (6.42)      (3.49)      (9.30)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $    (0.16)   $    (4.64)     $    (6.78) $    (3.87) $    (9.79) $    (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     0.82    $    (4.75)     $    (2.51) $     6.73  $    (6.17) $    (2.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $    32.74    $    31.92      $    36.67  $    39.18  $    32.45  $    38.62
====================================================================================================================================
Total return*                                               3.08%        (0.43)%(c)      10.86%      33.06%       9.90%      (4.59)%
Ratio of net expenses to average net assets (a)             0.99%**       0.98%           0.96%       0.97%       1.01%       1.09%
Ratio of net investment income (loss) to average
   net assets                                               1.07%**       0.86%           0.94%       1.02%       1.24%       1.11%
Portfolio turnover rate                                       39%**         50%             25%          7%         41%         10%
Net assets, end of period (in thousands)              $4,376,669    $4,402,310      $4,766,086  $4,642,106  $3,839,361  $3,976,835
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.46)%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fund | Semiannual Report | 6/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year           Year       Year       Year       Year
                                                             6/30/16      Ended          Ended      Ended      Ended      Ended
                                                             (unaudited)  12/31/15       12/31/14   12/31/13   12/31/12   12/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  29.20     $  33.97       $  36.75   $  30.64   $  36.99   $  39.26
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.04(b)  $   0.02(b)    $   0.06   $   0.09   $   0.17   $   0.13
   Net realized and unrealized gain (loss) on investments        0.74        (0.39)          3.66       9.62       2.99      (2.23)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.78     $  (0.37)      $   3.72   $   9.71   $   3.16   $  (2.10)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.04)    $  (0.06)      $  (0.08)  $  (0.11)  $  (0.21)  $  (0.17)
   Net realized gain                                               --        (4.34)         (6.42)     (3.49)     (9.30)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.04)    $  (4.40)      $  (6.50)  $  (3.60)  $  (9.51)  $  (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.74     $  (4.77)      $  (2.78)  $   6.11   $  (6.35)  $  (2.27)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  29.94     $  29.20       $  33.97   $  36.75   $  30.64   $  36.99
====================================================================================================================================
Total return*                                                    2.68%       (1.23)%(c)     10.04%     32.00%      9.06%     (5.33)%
Ratio of net expenses to average net assets (a)                  1.80%**      1.76%          1.73%      1.74%      1.80%      1.87%
Ratio of net investment income (loss) to average net assets      0.26%**      0.07%          0.16%      0.25%      0.45%      0.33%
Portfolio turnover rate                                            39%**        50%            25%         7%        41%        10%
Net assets, end of period (in thousands)                     $116,303     $129,720       $160,608   $160,158   $135,811   $147,166
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.26)%.

The accompanying notes are an integral part of these financial statements.

                                   Pioneer Fund | Semiannual Report | 6/30/16 29

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year          Year      Year      Year       Year
                                                             6/30/16     Ended         Ended     Ended     Ended      Ended
                                                             (unaudited) 12/31/15      12/31/14  12/31/13  12/31/12   12/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 32.04     $ 36.80       $ 39.27   $ 32.51   $  38.67   $  41.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.10(b)  $  0.19(b)    $  0.25   $  0.25   $   0.36   $   0.34
   Net realized and unrealized gain (loss) on investments       0.82       (0.42)         3.92     10.21       3.14      (2.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.92     $ (0.23)      $  4.17   $ 10.46   $   3.50   $  (1.99)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.10)    $ (0.19)      $ (0.22)  $ (0.21)  $  (0.36)  $  (0.34)
   Net realized gain                                              --       (4.34)        (6.42)    (3.49)     (9.30)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.10)    $ (4.53)      $ (6.64)  $ (3.70)  $  (9.66)  $  (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.82     $ (4.76)      $ (2.47)  $  6.76   $  (6.16)  $  (2.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 32.86     $ 32.04       $ 36.80   $ 39.27   $  32.51   $  38.67
====================================================================================================================================
Total return*                                                   2.88%      (0.77)%(c)    10.56%    32.52%      9.57%     (4.85)%
Ratio of net expenses to average net assets (a)                 1.41%**     1.30%         1.27%     1.34%      1.33%      1.38%
Ratio of net investment income (loss) to average net assets     0.65%**     0.54%         0.61%     0.64%      0.92%      0.83%
Portfolio turnover rate                                           39%**       50%           25%        7%        41%        10%
Net assets, end of period (in thousands)                     $54,625     $56,380       $66,382   $85,141   $104,042   $127,377
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.80)%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fund | Semiannual Report | 6/30/16

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year          Year       Year       Year      Year
                                                             6/30/16      Ended         Ended      Ended      Ended     Ended
                                                             (unaudited)  12/31/15      12/31/14   12/31/13   12/31/12  12/31/11
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  32.18     $  36.94      $  39.40   $  32.61   $  38.75  $    41.09
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.21(b)  $   0.42(b)   $   0.55   $   0.53   $   0.75  $     0.60
   Net realized and unrealized gain (loss) on investments        0.83        (0.43)         3.89      10.24       3.03       (2.34)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.04     $  (0.01)     $   4.44   $  10.77   $   3.78  $    (1.74)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.20)    $  (0.41)     $  (0.48)  $  (0.49)  $  (0.62) $    (0.60)
   Net realized gain                                               --        (4.34)        (6.42)     (3.49)     (9.30)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.20)    $  (4.75)     $  (6.90)  $  (3.98)  $  (9.92) $    (0.60)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.84     $  (4.76)     $  (2.46)  $   6.79   $  (6.14) $    (2.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  33.02     $  32.18      $  36.94   $  39.40   $  32.61  $    38.75
====================================================================================================================================
Total return*                                                    3.24%       (0.14)%(c)    11.23%     33.46%     10.29%      (4.22)%
Ratio of net expenses to average net assets (a)                  0.71%        0.68%         0.66%      0.63%      0.66%       0.72%
Ratio of net investment income (loss) to average net assets      1.35%        1.14%         1.23%      1.35%      1.54%       1.49%
Portfolio turnover rate                                            39%          50%           25%         7%        41%         10%
Net assets, end of period (in thousands)                     $131,868     $153,661      $288,846   $366,513   $514,457  $1,860,141
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00%, 0.00% and 0.00%, respectively.

+    Amount rounds to less than 0.01%.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.17)%.

The accompanying notes are an integral part of these financial statements.

                                   Pioneer Fund | Semiannual Report | 6/30/16 31

Notes to Financial Statements | 6/30/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide reasonable income and capital growth.

During the period covered by this report, the Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class- specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

32 Pioneer Fund | Semiannual Report | 6/30/16

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

At June 30, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

                                Pioneer Fund | Semiannual Report | 6/30/16    33

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

34 Pioneer Fund | Semiannual Report | 6/30/16 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended December 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $ 41,892,752
     Long-term capital gain                                          576,779,407
     ---------------------------------------------------------------------------
          Total                                                     $618,672,159
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                               $      398,409
     Undistributed long-term capital gain                           216,702,476
     Capital loss carryforward                                         (148,347)
     Net unrealized appreciation                                  1,375,280,338
     ---------------------------------------------------------------------------
          Total                                                  $1,592,232,876
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and on the tax-basis adjustments on common stocks.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $263,278 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2016.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees

                                   Pioneer Fund | Semiannual Report | 6/30/16 35
     paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended June 30, 2016, the Fund had no open repurchase agreements.

36 Pioneer Fund | Semiannual Report | 6/30/16

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion and 0.55% on assets over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Standard and Poor's 500 Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the six months ended June 30, 2016, the aggregate performance adjustment resulted in a decrease to the basic fee of $1,473,715. For the six months ended June 30, 2016, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.53% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $183,974 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended June 30, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,489,685
Class C                                                                   53,785
Class R                                                                   52,359
Class Y                                                                   30,281
--------------------------------------------------------------------------------
  Total                                                               $1,626,110
================================================================================


                                   Pioneer Fund | Semiannual Report | 6/30/16 37

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $121,873 in distribution fees payable to PFD at June 30, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2016, CDSCs in the amount of $3,902 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is

38 Pioneer Fund | Semiannual Report | 6/30/16 payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2016, the Fund had no borrowings under the credit facility.

6. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended December 31, 2015:

----------------------------------------------------------------------------------------
               Beginning                              Ending
               Balance     Purchases     Sales        Balance    Dividend
Affiliates     (shares)    (shares)      (shares)     (shares)   Income      Value
----------------------------------------------------------------------------------------
John Wiley &
 Sons, Inc.    559,765     --            464,765      95,000     $28,500     $4,957,100
----------------------------------------------------------------------------------------

                                   Pioneer Fund | Semiannual Report | 6/30/16 39

Trustees, Officers and Service Providers

Trustees                                  Advisory Trustee
Thomas J. Perna, Chairman                 Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                      Officers
Margaret B.W. Graham                      Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                          Christopher J. Kelley, Secretary and
                                               Chief Legal Officer
Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

40 Pioneer Fund | Semiannual Report | 6/30/16

                           This page for your notes.

                                   Pioneer Fund | Semiannual Report | 6/30/16 41

                           This page for your notes.

42 Pioneer Fund | Semiannual Report | 6/30/16

                           This page for your notes.

                                   Pioneer Fund | Semiannual Report | 6/30/16 43

                           This page for your notes.

44 Pioneer Fund | Semiannual Report | 6/30/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19404-10-0816

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 26, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 26, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 26, 2016

* Print the name and title of each signing officer under his or her signature.